[LOGO] STANDISH FUNDS (R)

                                   Standish Group of
Prospectus                         Equity Funds

-----------------------------------------------------------------

January 28, 2000                   Standish Equity Fund

                                   Standish Small
                                   Capitalization Equity Fund

                                   Standish Small Cap Growth Fund
                                   (Institutional Class Shares)

                                   Standish Small Cap Value Fund

                                   Standish International
                                   Equity Fund

                                   Standish International
                                   Small Cap Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Contents
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               Risk/Return Summary ........................................    3
                 Who may want to invest ...................................    3
                 Mutual fund risks ........................................    3
                 Equity and small cap equity funds ........................    4
                 Small cap value and small cap growth funds ...............    6
                 International equity and international small cap funds ...    6

               The Funds' Investments and Related Risks ...................   10

               The Investment Advisers ....................................   12
                 About Standish(R) and SIMCO(R) ...........................   12
                 Fund managers ............................................   13
                 Advisory services and fees ...............................   13
[GRAPHIC
 OMITTED]      Investment and Account Information .........................   14
                 How to purchase shares ...................................   15
                 How to exchange shares ...................................   15
                 How to redeem shares .....................................   15
                 Transaction and account policies .........................   16
                 Valuation of shares ......................................   16
                 Dividends and distributions ..............................   16
                 Year 2000 issue ..........................................   16

               Fund Details ...............................................   17
                 Taxes ....................................................   17
                 Master/feeder structure ..................................   17
                 The funds' service providers .............................   17

               Financial Highlights .......................................   18

               For More Information .......................................   24


Standish Group of Equity Funds          2

Risk/Return Summary
--------------------------------------------------------------------------------

Each of the Standish equity funds seeks long-term growth of capital. Standish, Ayer & Wood, Inc. manages Standish Equity Fund, Standish Small Capitalization Equity Fund, Standish Small Cap Value Fund and Standish Small Cap Growth Fund.

Standish International Management Company, LLC (SIMCO), an affiliate of Standish, manages Standish International Equity Fund and Standish International Small Cap Fund.

Standish was founded in 1933 and currently manages more than $45 billion of assets for a broad range of clients in the U.S. and abroad.

--------------------------------------------------------------------------------

Who may want to invest

The Standish equity funds may be appropriate for investors:

o Looking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o Comfortable with the risks of the stock market and, in the case of International Equity Fund and International Small Cap Fund, the risks of investing primarily in foreign stock and currency markets.

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

--------------------------------------------------------------------------------

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                        3         Standish Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                            ----------------------------------------------------
                                    Equity Fund          Small Capitalization
                                                              Equity Fund
                            ----------------------------------------------------

   Investment objective     Long-term growth of       Long-term growth of
                            capital.                  capital.

        Key investments     The fund invests          The fund is closed to
         and strategies     primarily in equity       new investors. The fund
                            securities of companies   invests primarily in
                            that appear to be         equity securities of
                            undervalued relative to   small cap U.S.
                            current earnings          companies with total
                            growth. The fund may      market capitalizations
                            invest without limit in   no greater than 75% of
                            securities of U.S.        the maximum
                            companies and of          capitalization of the
                            foreign companies that    companies included in
                            are listed or traded in   the Russell 2000 Growth
                            the U.S. but not more     Index.
                            than 10% of assets in
                            other foreign
                            securities.

                            ----------------------------------------------------

How stocks are selected     The adviser employs a     The adviser employs a
                            value based investment    growth oriented
                            style in managing the     investment style in
                            fund's portfolio which    managing the fund's
                            means the adviser seeks   portfolio which means
                            to identify those         the adviser seeks to
                            companies with stocks     identify those small
                            trading at prices below   cap companies which are
                            what the adviser          experiencing or will
                            believes are their        experience rapid
                            intrinsic values. The     earnings growth. The
                            adviser measures value    adviser focuses on high
                            by looking at the         quality companies,
                            stock's price/earnings    especially those with
                            ratio relative to its     products or services
                            position in the market.   that are leaders in
                            The adviser uses the      their market niches.
                            following stock           The adviser selects
                            selection process:        stocks for the fund's
                                                      portfolio by:
                            o  The adviser uses a
                               quantitative           o  Using fundamental
                               proprietary model to      research to identify
                               rank a universe of        and follow companies
                               up to 1500 companies      with attractive
                               with the most liquid      characteristics,
                               stocks according to       such as strong
                               these                     business and
                               characteristics:          competitive
                               price/earnings            positions, solid
                               ratio; consistency        cash flows and
                               of earnings growth;       balance sheets, high
                               near term reported        quality management
                               earnings momentum;        and high sustainable
                               and actual earnings       growth.
                               relative to, and the
                               current trend in,      o  Investing in a
                               earnings                  company when the
                               expectations.             adviser's research
                                                         indicates that the
                            o  The adviser uses          company will
                               fundamental research      experience
                               and qualitative           accelerating
                               analysis to select        revenues and
                               among the stocks          expanding operating
                               ranked as attractive      margins, which may
                               by the model. The         lead to rising
                               adviser looks for         estimate trends and
                               companies with            favorable earnings
                               strong competitive        surprises.
                               positions, high
                               quality management
                               and financial
                               strength.

                            The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The adviser's stock selection process for the Equity Fund is designed to produce a diversified portfolio that, relative to the S&P 500 Index, has a below-average price/earnings ratio and an above-average earnings growth trend. The adviser's stock selection process for the Small Capitalization Equity Fund is designed to produce a portfolio with sector and industry exposures similar to that of the Russell 2000 Growth Index.

                            ----------------------------------------------------

    Principal risks of      Investors could lose money on their investments in a
investing in the funds      fund, or a fund could perform less well than other
                            possible investments, if any of the following occurs:

                            o  U.S. stock markets go down.

                            o The markets strongly favor growth stocks over stocks with value characteristics, in the case of the Equity Fund, or favor stocks with value characteristics over growth stocks, in the case of the Small Capitalization Equity Fund.

                            o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                            o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                            o In the case of the Small Capitalization Equity Fund, small cap stocks are out of favor with the market.

                            o In the case of the Small Capitalization Equity Fund, negative market sentiment towards, or events effecting issuers in, technology, health care, business services and communications sectors disproportionately hurts the fund's performance.

                            ----------------------------------------------------

         Risks of small     In the case of the Small Capitalization Equity Fund,
          cap companies     there is a risk that the fund will lose money
                            because it invests primarily in small cap stocks.
                            Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Standish Group of Equity Funds          4

--------------------------------------------------------------------------------

           Total return     The bar charts and total return table indicate the
            performance     risks of investing in the funds. The bar charts show
                            changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of two widely recognized, unmanaged indices of common stock prices. Each fund's past performance does not necessarily indicate how the fund will perform in the future.

Quarterly returns:
Equity Fund

Highest: xx.xx% in x quarter 19xx
Lowest: x.xx% in x quarter 19xx

Quarterly returns:
Small Capitalization Equity Fund

Highest: xx% in xth quarter xxxx
Lowest: -xx% in x quarter xxxx

                                   Equity Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31               Percent

                       1991                               33.35
                       1992                                9.52
                       1993                               20.81
                       1994                               -3.78
                       1995                               37.55
                       1996                               26.84
                       1997                               36.27
                       1998                                7.21
                       1999

                              Small Cap Equity Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31               Percent

                       1991                               64.67
                       1992                                9.73
                       1993                               28.22
                       1994                               -3.65
                       1995                               29.83
                       1996                               17.36
                       1997                               15.16
                       1998                                1.71
                       1999

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 1999

                                                             Life of   Inception
                                        1 Year    5 Years      Fund       Date
--------------------------------------------------------------------------------
Equity Fund                              x.xx       x.xx       x.xx      1/2/91
S&P 500 Index                            x.xx       x.xx       x.xx       N/A
Small Cap Equity Fund(1)                 x.xx       x.xx       x.xx      9/1/90
Russell 2000 Growth Index               xx.xx      xx.xx      xx.xx       N/A

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                         After     After      After       After
                                        1 year    3 years    5 years    10 years

Equity Fund(2)                           $ 67       $211       $368       $822

Small Cap Equity Fund                    $ 82       $255       $444       $990

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

Based on fiscal year                                                  Small Cap
ended 9/30/99                                          Equity Fund   Equity Fund

Shareholder fees (fees paid
directly from your investment)                             None          None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

  Management fees                                          0.50%         0.60%

  Distribution (12b-1) fees                                None          None

  Other expenses                                           0.16%         0.20%

  Total annual fund operating
  expenses                                                 0.66%         0.80%

--------------------------------------------------------------------------------

(1) Because Standish has agreed to cap the Small Cap Equity Fund's operating expenses, the fund's actual expenses were:

  Management fees                                                        0.59%

  Other expenses                                                         0.18%

  Total annual fund
  operating expenses                                                     0.74%

This cap may be changed or eliminated.

(2) The table and example reflect the combined expenses of Equity Fund and the master fund in which it invests all its assets.


                                        5         Standish Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                            ----------------------------------------------------
                              Small Cap Growth Fund      Small Cap Value Fund
                               (formerly Small Cap
                                 Equity Fund II)
                            ----------------------------------------------------

  Investment objective      Long-term growth of       Long-term growth of
                            capital.                  capital.

                            ----------------------------------------------------

       Key investments      The fund invests          The fund invests
        and strategies      primarily in equity       primarily in equity
                            securities of small cap   securities of small cap
                            U.S. companies. The       U.S. companies. The
                            fund focuses on           fund focuses on
                            companies within the      companies with total
                            range of total market     market capitalizations
                            capitalizations of the    within the range of
                            companies included in     capitalizations of the
                            the Russell 2000 Growth   companies included in
                            Index.                    the Russell 2000 Index.

                            ----------------------------------------------------

            How stocks      The adviser employs a     The adviser employs a
          are selected      growth oriented           value based investment
                            investment style in       style in managing the
                            managing the fund's       fund's portfolio which
                            portfolio which means     means the adviser seeks
                            the adviser seeks to      to identify those small
                            identify those small      cap companies with
                            cap companies which are   stocks trading at
                            experiencing or will      prices below what the
                            experience rapid          adviser believes are
                            earnings or revenue       their appropriate
                            growth. The adviser       values. The adviser
                            selects stocks by:        uses the following
                                                      stock selection
                            o  Using fundamental      process:
                               research to identify
                               and follow companies   o  The adviser uses a
                               with attractive           quantitative
                               characteristics,          proprietary model to
                               such as strong            identify small
                               business and              companies which are
                               competitive               attractively priced
                               positions, solid          relative to their
                               cash flows and            earnings potential.
                               balance sheets, high
                               quality management     o  The adviser uses
                               and high sustainable      fundamental research
                               growth.                   and quantitative
                                                         analysis to select
                            o  Investing in a            among the stocks
                               company when the          ranked as attractive
                               adviser's research        by the quantitative
                               indicates that the        model.
                               company will
                               experience
                               accelerating
                               revenues and
                               expanding operating
                               margins, which may
                               lead to rising
                               estimate trends and
                               favorable earnings
                               surprises.

                            The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. Each fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

                            ----------------------------------------------------

    Principal risks of      Investors could lose money on their investments in a
investing in the funds      fund, or a fund could perform less well than other
                            possible investments, if any of the following occurs:

                            o  The U.S. stock market goes down.

                            o Small cap stocks are out of favor with the market.

                            o The markets strongly favor growth stocks over stocks with value characteristics, in the case of the Small Cap Value Fund, or favor stocks with value characteristics over growth stocks, in the case of the Small Cap Growth Fund.

                            o Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services and communications sectors disproportionately hurts the fund's performance.

                            o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                            o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stock proves to be incorrect.

                            ----------------------------------------------------

        Risks of small      There is a risk that the funds will lose money
         cap companies      because they invest primarily in small cap stocks.
                            Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks, and in particular aggressive growth stocks, tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Standish Group of Equity Funds          6

--------------------------------------------------------------------------------

          Total return      The bar charts and total return table indicate the
           performance      risks of investing in the funds. The bar chart shows
                            changes in the performance of the Small Cap Growth
                            Fund from year to year for the full calendar periods indicated. The total return table shows how the Small Cap Growth Fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The Small Cap Growth Fund's past performance does not necessarily indicate how the fund will perform in the future. Because the Small Cap Value
                            Fund is a new fund, it does not yet have a performance history which can be shown in a bar chart or total return table like the Small Cap
                            Growth Fund.

Quarterly returns:
Small Cap Growth Fund

Highest: xx.xx% in x quarter 19xx
Lowest: xx.xx% in x quarter 19xx

                              Small Cap Growth Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31               Percent

                       1997                               30.86
                       1998                               14.30
                       1999

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 1999

                                 1 Year   5 Years   Life of Fund  Inception Date
--------------------------------------------------------------------------------
Small Cap Growth Fund             x.xx      x.xx        x.xx         12/23/96
Russell 2000 Growth Index         x.xx      x.xx        x.xx            N/A

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After       After         After         After
                                 1 year      3 years      5 years       10 years
Small Cap
Growth Fund(3)                    $141         $437         $755         $1657

Small Cap
Value Fund                        $577        $1717          N/A           N/A

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                      Small            Small
Based on fiscal year                               Cap Growth        Cap Value
ended 9/30/99                                         Fund              Fund

Shareholder fees (fees paid
directly from your investment)                        None              None

Annual fund operating expenses(1,2,3)
(expenses that are deducted
from fund assets)

  Management fees                                     0.80%             0.80%

  Distribution (12b-1) fees                           None              None

  Other expenses                                      0.58%             4.99%

  Total annual fund operating expenses                1.38%             5.79%

--------------------------------------------------------------------------------

(1) The fees and expenses for the Small Cap Value Fund are based on estimated expenses for the current fiscal year. The fees and expenses for the Small Cap Growth Fund have been restated to reflect the fund's current management fees.

(2) Because Standish has agreed to cap each fund's operating expenses, the Small Cap Growth Fund's actual expenses (revised to refelct current management fees) were and the Small Cap Value Funds' expenses are estimated to be:

  Management fees                                     0.60%             0.00%

  Other expenses                                      0.40%             1.00%

  Total annual fund operating expenses                1.00%             1.00%

This cap may be changed or eliminated.

(3) The table and example reflect the combined expenses of the Small Cap Growth Fund and the master fund in which it invests all its assets.


                                        7         Standish Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                            ----------------------------------------------------
                                  International              International
                                   Equity Fund              Small Cap Fund
                            ----------------------------------------------------

  Investment objective      Long-term growth of       Long-term growth of
                            capital.                  capital.

       Key investments      The fund invests          The fund invests
        and strategies      primarily in equity       primarily in equity
                            securities of companies   securities of companies
                            located in the foreign    that are located in
                            countries represented     foreign countries
                            in the MSCI EAFE Index    represented in the
                            and Canada. The fund      Salomon Smith Barney
                            may invest up to 25% of   Extended Market Index
                            assets in emerging        (EMI). The fund invests
                            market countries.         primarily in those
                                                      companies which have
                                                      total market
                                                      capitalizations that
                                                      fall in the range of
                                                      the capitalizations of
                                                      the companies that
                                                      comprise the EMI.
                                                      The EMI is made up of
                                                      those companies
                                                      representing the bottom
                                                      20% of each country's
                                                      total available market
                                                      capitalization.

                            ----------------------------------------------------

        How stocks are      Each fund invests in stocks that appear to be
              selected      undervalued (as measured by their price/earnings
                            ratios) and that may have value and/or growth characteristics. The adviser uses the following stock selection processes.

                            o  Country allocations    o  Stock selection The
                               The adviser uses          adviser uses
                               proprietary               proprietary
                               quantitative value        quantitative models
                               and earnings growth       and traditional
                               models, as well as        qualitative analysis
                               traditional               to identify
                               qualitative               attractive stocks
                               analysis, to              with low relative
                               identify countries        price multiples and
                               with low relative         positive trends in
                               price multiples and       earnings forecasts.
                               positive relative
                               trends in earnings     o  Country allocations
                               forecasts.                The adviser seeks to
                                                         allocate country
                            o  Sector and industry       weights in
                               allocations The           accordance with the
                               adviser groups            EMI. Minor
                               stocks into               deviations from the
                               microuniverses of         EMI weights may
                               similar companies         occur.
                               within each country
                               to facilitate          o  Sector and industry
                               comparisons. The          allocations The
                               adviser's sector          adviser groups
                               allocations may           stocks into
                               differ from those of      microuniverses of
                               EAFE.                     similar companies
                                                         within each country
                            o  Stock selection The       to facilitate
                               adviser uses              comparisons. The
                               proprietary               adviser uses the
                               quantitative models       sector allocations
                               and traditional           of the EMI as a
                               qualitative analysis      guide, but
                               to identify               allocations may
                               attractive stocks         differ from those of
                               with low relative         the Index.
                               price multiples and
                               positive trends in
                               earnings forecasts.

                            Each fund's stock selection process is designed to produce a diversified portfolio that, relative to the applicable market index shown on the opposite page, has a below-average price/earnings ratio and an above-average earnings growth trend.

                            ----------------------------------------------------

    Principal risks of      Investors could lose money on their investments in a
investing in the funds      fund, or a fund could perform less well than other
                            possible investments, if any of the following occurs:

                            o  Foreign stock markets go down.

                            o The markets strongly favor growth or value stocks over stocks that combine both characteristics.

                            o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                            o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                            o In the case of the International Small Cap Fund, small cap stocks are out of favor with the market.

                            ----------------------------------------------------

    Foreign investment      Prices of foreign securities may go down because of
                 risks      unfavorable foreign government actions, political,
                            economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

        Risks of small      The risks of foreign investing are more significant
         cap companies      for the International Small Cap Fund because of its
                            focus on small cap foreign stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap foreign stocks tend to be more volatile than the prices of other foreign stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Standish Group of Equity Funds          8

--------------------------------------------------------------------------------

          Total return      The bar charts and total return table indicate the
           performance      risks of investing in the funds. The bar charts show
                            changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of two widely recognized, unmanaged indices of common stock prices. The information included in the bar chart and total return table for the International Small Cap Fund includes the performance of its predecessor, SIMCO International
                            Small Cap Fund, L.P., for periods prior to the fund's inception date. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. The past performance of each fund (including the performance of the predecessor fund of the International Small Cap Fund) does not necessarily indicate how the fund will perform in the future.

Quarterly returns:
International Equity Fund

Highest: xx.xx% in x quarter 19xx
Lowest: xx.xx% in x quarter 19xx

Quarterly returns:
International Small Cap Fund

Highest: xx.xx% in x quarter 19xx
Lowest: xx.xx% in x quarter 19xx

                            International Equity Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31               Percent

                       1991                               -9.43
                       1992                               11.72
                       1993                               -9.97
                       1994                               38.28
                       1995                               -7.01
                       1996                                2.14
                       1997                                7.44
                       1998                               -2.47
                       1999                               24.53


                          International Small Cap Fund*

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31               Percent

                       1997                                1.45
                       1998                               10.09
                       1999

Average annual total returns
for selected periods ended December 31, 1999

                                                              Life of  Inception
                                 1 Year   5 Years   10 Years    Fund      Date
--------------------------------------------------------------------------------
International Equity Fund         x.xx      x.xx       x.xx     x.xx    12/8/88
EAFE Index                        x.xx      x.xx       x.xx     x.xx      N/A

International Small Cap Fund      x.xx       N/A        N/A     x.xx    1/28/00
EMI Index                         x.xx       N/A        N/A     x.xx      N/A

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After       After        After        After
                                 1 year      3 years      5 years     10 years

International Equity Fund         $144         $446        $771         1691

International
Small Cap Fund                    $263         $808         N/A          N/A

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

Based on fiscal year                        International       International
ended 9/30/99                                Equity Fund       Small Cap Fund

Shareholder fees (fees paid
directly from your investment)                   None                None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

  Management fees                                0.80%               1.00%

  Distribution (12b-1) fees                      None                None

  Other expenses                                 0.61%               1.60%

  Total annual fund operating
  expenses                                       1.41%               2.60%

--------------------------------------------------------------------------------

(1) The fees and expenses for the International Small Cap Fund are based on estimated expenses for the current fiscal year.

(2) Because Standish has agreed to cap each fund's operating expenses, the International Equity Fund's actual expenses were and the International Small Cap Fund's expenses are estimated to be:

  Management fees                                0.39%               0.00%

  Other expenses                                 0.61%               1.25%

  Total annual fund
  operating expenses                             1.00%               1.25%

These caps may be changed or eliminated.


                                        9         Standish Group of Equity Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

The funds can invest in various types of equity securities, as well as securities of foreign issuers. International Equity Fund and International Small Cap Fund emphasize foreign stocks.

Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities, depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Capitalization Equity Fund, Small Cap Growth Fund, Small Cap Value Fund and International Small Cap Fund may each invest up to 20% of assets in companies with total market capitalization greater than that described on pages 4, 6 and 8.

Foreign securities International Equity Fund and International Small Cap Fund invest primarily in securities of companies located in foreign countries. Each fund intends to invest in a broad range of (and in any case at least five different) countries. However, each fund is not required to invest in every country represented in, or to match the country weightings of, its index.

International Equity Fund and International Small Cap Fund may each invest up to 25% of assets in securities of issuers located in emerging market countries but not more than 5% of assets in companies located in any one emerging market country. An emerging market is any country not represented in the Morgan Stanley Capital International World Index, which is an index of stocks of companies in developed countries.

Equity Fund may invest without limit in foreign securities traded in a U.S. market, but only 10% of assets in foreign securities traded outside the U.S. Small Capitalization Equity Fund, Small Cap Value Fund and Small Cap Growth Fund may each invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency (euro) began in 1999. There are political and economic risks associated with EMU, which may increase the volatility of a fund's European investments and present valuation problems.

The risks of foreign securities are described under "Principal risks of investing in the funds" on page 8.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for a fund.

o     As a substitute for purchasing or selling securities.

o     To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.


Standish Group of Equity Funds         10

--------------------------------------------------------------------------------

Fixed income securities Equity Fund may invest up to 20% of assets in high grade fixed income securities. International Equity Fund and International Small Cap Fund may each invest up to 35% of assets in high grade fixed income securities and may invest in preferred stocks of any credit quality if common stocks of that company are not available. These funds' fixed income securities may be of any maturity or duration. Small Capitalization Equity Fund, Small Cap Value Fund and Small Cap Growth Fund may each invest up to 20% of assets in high grade fixed income securities with remaining maturities of three years or less. Each fund may invest up to 5% of assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

The funds' fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies.

Credit quality and risk Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o     They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Investment objective Small Cap Value Fund's, Small Cap Growth Fund's and International Small Cap Fund's investment objectives may be changed by the fund's trustees without shareholder approval.


                                       11         Standish Group of Equity Funds

The Investment Advisers
--------------------------------------------------------------------------------

Standish offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.

About Standish and SIMCO

Standish was established in 1933 and manages more than $45 billion in assets for institutional and individual investors in the U.S. and abroad. Standish is the adviser to Standish Equity Fund, Standish Small Capitalization Equity Fund, Standish Small Cap Value Fund and Standish Small Cap Growth Fund. SIMCO, a limited liability company in which Standish holds a 100% interest, was established in 1991. SIMCO is the adviser to Standish International Equity Fund and Standish International Small Cap Fund.

By choice, Standish has remained a privately held investment management firm over its more than 65 year history. Ownership is shared by a limited number of employees, who are the directors of the firm. Standish believes the firm's organizational structure has helped preserve an entrepreneurial orientation, which is responsible for its continued commitment to superior investment performance.

Standish believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish.

Standish and SIMCO rely on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish and SIMCO seek to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish and SIMCO use fundamental research to uncover a security sufficiently complex as to have been misvalued by traditional analysis. Standish and SIMCO use sophisticated quantitative techniques, which may help identify persistent market inefficiencies that can be exploited by their portfolio managers.

Standish and SIMCO strive to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish has built a powerful internal network of overlapping resources.

Performance of predecessor funds

The Small Cap Value Fund is a new mutual fund which commenced operations as of the date of this prospectus. Standish had previously managed the assets of this new fund in a predecessor fund. The predecessor fund, Standish Small Cap Value Fund, L.P., had the same investment objective and substantially similar investment policies as the new fund. Accordingly, the table below sets forth the performance of the predecessor fund as compared to the Small Cap Value Fund's benchmark index. It is important to note that the performance of the predecessor fund is not that of the Small Cap Value Fund and is not necessarily indicative of any fund's future results. The fund's actual total return may vary significantly from the performance of the predecessor fund.

--------------------------------------------------------------------------------
                                 Average annual total returns for selected
                                       periods for the predecessor fund
                                 Life of Fund               Inception Date
--------------------------------------------------------------------------------
Small Cap Value Fund, L.P            x/x/xx                     1/4/99
(predecessor fund)
--------------------------------------------------------------------------------
Russell 2000 Value Index             x/x/xx                     1/2/96
--------------------------------------------------------------------------------


Standish Group of Equity Funds         12

--------------------------------------------------------------------------------

Fund managers

---------------------------------------------------------------------------------------------
                                                      Positions during past
Fund                           Fund managers          five years
---------------------------------------------------------------------------------------------
Equity Fund                    Ralph S. Tate          Vice president and managing director of
                                                      Standish. Director and, since 1996,
                                                      president of SIMCO

                               David H. Cameron       Vice president and director of Standish.
                                                      Director of SIMCO.
---------------------------------------------------------------------------------------------
Small Capitalization           Nicholas S. Battelle   Vice president and director of Standish
Equity Fund
---------------------------------------------------------------------------------------------
Small Cap Value Fund           Steven L. Gold         Vice president and associate director
                                                      of Standish.

                               Stephanie K. Scherer   Vice president since 1998 and an equity
                                                      analyst with Standish prior to 1998.
---------------------------------------------------------------------------------------------
Small Cap Growth Fund          Nicholas S. Battelle   Vice president and director of Standish

                               Andrew L. Beja         Vice president and senior analyst of
                                                      Standish since March 1996. Previously a
                                                      vice president and analyst at Advest,
                                                      Inc.
---------------------------------------------------------------------------------------------
International Equity Fund      Remi J. Browne         Vice president and chief investment
                                                      officer of SIMCO and, since 1996, vice
                                                      president of Standish. Previously a
                                                      managing director of Ark Asset
                                                      Management Company
---------------------------------------------------------------------------------------------
International Small Cap Fund   Daniel B. LeVan        Vice president of SIMCO since January
                                                      1999 and a quantitative analyst with
                                                      Standish prior to 1999.

                               Edward R. Walter       Vice president of Standish and of
                                                      Standish International Management
                                                      Company since 1997 and manager of the
                                                      quantitative research group. Vice
                                                      President since 1998 and an analyst at
                                                      Standish prior to 1998.
---------------------------------------------------------------------------------------------

Advisory services and fees

SIMCO provides International Equity Fund and Standish International Small Cap Fund and Standish provides each other fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended September 30, 1999, each fund paid an advisory fee for these services. Each fund's adviser agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These agreements are temporary and may be terminated or changed at any time.*

-----------------------------------------------------------------------------------------------------------------------
                                                 Annual Advisory Fee Rates
                                     (as a percentage of the fund's average net assets)

                                    Actual advisory fee paid     Contractual advisory fee    Current expense limitation
-----------------------------------------------------------------------------------------------------------------------
Equity Fund                                    0.50%                       0.50%                         0.71%
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization Equity Fund               0.59%                       0.60%                         0.74%
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                            N/A                        0.80%                         1.00%
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                          0.60%                       0.80%*                        1.00%
-----------------------------------------------------------------------------------------------------------------------
International Equity Fund                      0.39%                       0.80%                         1.00%
-----------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                    N/A                        1.00%                         1.25%
-----------------------------------------------------------------------------------------------------------------------

*Prior to the date of this prospectus, the contractual advisory fee for the Small Cap Growth Fund was 0.60% of assets

                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2662

                 Standish International Management Company, LLC
                              One Financial Center
                        Boston, Massachusetts 02111-2662


                                       13         Standish Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------

How to purchase shares

Small Capitalization Equity Fund is closed to new investors.

Minimum initial investment: $100,000.

Minimum subsequent investment: $5,000.

Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish and their immediate families.

All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Shares of the funds are not available for sale in every state.

--------------------------------------------------------------------------------
By check

Opening an account

o Send a check to the distributor payable to Standish Funds with the completed original account application.

Adding to an account

o Send a check to the distributor payable to Standish Funds and a letter of instruction with the account name and number and effective date of the request.

--------------------------------------------------------------------------------
By wire

Opening an account

o     Send the completed original account application to the distributor.

o     Call the distributor to obtain an account number.

o Instruct your bank to wire the purchase amount to Investors Bank & Trust Company (see below).

Adding to an account

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company (see below).

--------------------------------------------------------------------------------
By fax

Opening an account

o     Fax the completed account application to 617.350.0042.

o     Mail the original account application to the distributor.

o     Follow the instructions for opening an account by wire.

Adding to an account

o Fax a letter of instruction to 617.350.0042 with the account name and number and effective date of the request.

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company.

--------------------------------------------------------------------------------
Through a financial intermediary

Opening or adding to an account

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the scheduled deadline.

--------------------------------------------------------------------------------

The distributor's address is:

Standish Fund Distributors, L.P.
PO Box 1407
Boston, Massachusetts 02205-1407
Tel: 1.800.221.4795
Fax: 617.350.0042
Email: funds@saw.com

Wire instructions:
Investors Bank & Trust Company
Boston, MA
ABA#: 011 001 438
Account #: 79650-4116
Fund name:
Investor account #:


Standish Group of Equity Funds         14

--------------------------------------------------------------------------------

How to exchange shares

You may exchange shares of a fund for the same class of shares of any other Standish fund, if the registration of both accounts is identical. A fund may refuse any exchange order and may alter, limit or suspend its exchange privilege on 60 days' notice. Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

--------------------------------------------------------------------------------
By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o     Signature guarantees may be required.

--------------------------------------------------------------------------------
By telephone

o     If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before 4:00 p.m. eastern time will be executed at that day's share price. Orders received after 4:00 p.m. will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law.

--------------------------------------------------------------------------------
By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund and number of shares or dollar amount to be sold.

o     Provide the account number.

o     Signature guarantees may be required (see below).

--------------------------------------------------------------------------------
By telephone

For check or wire

o     If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.

--------------------------------------------------------------------------------
By fax

o     Fax the request to the distributor at 617.350.0042.

o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

--------------------------------------------------------------------------------
Through a financial intermediary

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the scheduled deadline.

--------------------------------------------------------------------------------
Good form

o Good form means that you have provided adequate instructions and there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.


                                       15         Standish Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange's Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution

o     a credit union

o     a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund or class, if more than one class is offered. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The Small Cap Growth Fund calculates the NAV of each class separately. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and pay dividends, if any, from net investment income semiannually and distribute capital gains annually. Most of a fund's distributions will be from capital gains. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.

Year 2000 issue

The funds' securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the advisers, distributor, custodian and transfer agent were unable to recognize dates after 1999. The advisers and other service providers have told the funds that they are taking action to prevent, and do not expect the funds to suffer from, material year 2000 problems.


Standish Group of Equity Funds         16

Fund Details
--------------------------------------------------------------------------------

Taxes

--------------------------------------------------------------------------------
             Transactions                          Federal Tax Status
--------------------------------------------------------------------------------
Sales or exchanges of shares.            Usually capital gain or loss. Tax rate
                                         depends on how long shares are held.
--------------------------------------------------------------------------------
Distributions of long-term capital       Taxable as long-term capital gain.
gain.
--------------------------------------------------------------------------------
Distributions of short-term capital      Taxable as ordinary income.
gain.
--------------------------------------------------------------------------------
Dividends from net investment income.    Taxable as ordinary income.
--------------------------------------------------------------------------------

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

--------------------------------------------------------------------------------

Master/feeder structure

Equity Fund and Small Cap Growth Fund are "feeder" funds that invest exclusively in corresponding "master" portfolios with identical investment objectives. Except where indicated, this prospectus uses the term "fund" to mean each feeder fund and its master portfolio taken together. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

--------------------------------------------------------------------------------

The funds' service providers

                              Principal Underwriter
                        Standish Fund Distributors, L.P.

                  Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                             Independent Accountants
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                                Hale and Dorr LLP


                                       17         Standish Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Equity Fund

                                                    Fiscal year ended   Nine months ended
                                                       September 30,       September 30,      Fiscal year ended December 31,
                                                    ------------------                     ------------------------------------
                                                     1999        1998         1997(1)        1996          1995          1994
Net asset value--beginning of period                            $48.81        $38.79        $34.81        $28.66        $30.89
                                                    ------      ------        ------        ------        ------        ------

Income from investment operations
   Net investment income*                                         0.30          0.39          0.60          0.76          0.45
   Net realized and unrealized gain (loss)                       (4.30)        12.79          8.52          9.94         (1.62)
                                                    ------      ------        ------        ------        ------        ------
   Total from investment operations                              (4.00)        13.18          9.12         10.70         (1.17)
                                                    ------      ------        ------        ------        ------        ------

Less distributions declared to shareholders
   From net investment income                                    (0.29)        (0.43)        (0.56)        (0.78)        (0.44)
   In excess of net investment income                            (0.01)           --            --            --            --
   From net realized gain on investments                         (7.04)        (2.73)        (4.58)        (3.77)        (0.62)
                                                    ------      ------        ------        ------        ------        ------

   Total distributions declared to shareholders                  (7.34)        (3.16)        (5.14)        (4.55)        (1.06)
                                                    ------      ------        ------        ------        ------        ------

   Net asset value--end of period                               $37.47        $48.81        $38.79        $34.81        $28.66
                                                    ======      ======        ======        ======        ======        ======

Total return                                                     (9.33)%       35.13%        26.84%        37.55%        (3.78)%

Ratios (to average daily net
   assets)/Supplemental data
   Net assets at end of period (000 omitted)                  $198,322      $170,170      $105,855       $88,532       $86,591
   Expenses*,(5)                                                  0.71%         0.71%(4)      0.71%         0.69%         0.70%
   Net investment income*,(5)                                     0.69%         0.95%(4)      1.53%         2.05%         1.55%
   Portfolio turnover                                              144%(3)      0.75%(3)       118%(3)       128%(2)       100%(2)

   -------------------
   *The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                                  --         $0.38         $0.59            --            --
   Ratios (to average net assets)
   Expenses(5)                                                      --          0.72%(4)      0.72%           --            --
   Net investment income(5)                                         --          0.93%(4)      1.52%           --            --

(1) Calculated based on average shares outstanding.
(2) Portfolio turnover represents activity while the fund was making investments directly in securities.
(3) Represents unaudited theoretical portfolio turnover rate of the fund for the year ended December 31, 1996 had the fund not contributed its assets to Standish Equity Portfolio on May 3, 1996. The portfolio turnover rate of the fund for the period from January 1, 1996 to May 2, 1996 was 41%. The portfolio turnover rate of Standish Equity Portfolio for the period from May 3, 1996 to December 31, 1996 was 78%. For periods after December 31, 1996 information provided is for Standish Equity Portfolio.
(4) Computed on an annualized basis.
(5) Includes the fund's share of Standish Equity Portfolio's allocated expenses for the years ended September 30, 1999 and 1998, the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.


Standish Group of Equity Funds         18

--------------------------------------------------------------------------------

Small Capitalization Equity Fund

                                                   Fiscal year ended   Nine months ended
                                                      September 30,      September 30,       Fiscal year ended December 31,
                                                   ------------------                      ----------------------------------
                                                    1999       1998(1)       1997(1)        1996          1995          1994
Net asset value--beginning of period                           $66.50        $52.96        $53.46        $42.15        $48.97
                                                   ------      ------        ------        ------        ------        ------

Income from investment operations
   Net investment income/(loss)*                                (0.31)        (0.23)           --            --            --
   Net realized and unrealized gain (loss)                     (16.57)        14.80          9.29         12.57         (1.84)
                                                   ------      ------        ------        ------        ------        ------
   Total from investment operations                            (16.88)        14.57          9.29         12.57         (1.84)
                                                   ------      ------        ------        ------        ------        ------

Less distributions declared to shareholders
   From net realized gain on investments                        (7.88)        (1.03)        (9.79)        (1.26)        (4.98)
                                                   ------      ------        ------        ------        ------        ------
   Total distributions declared to shareholders                 (7.88)        (1.03)        (9.79)        (1.26)        (4.98)
                                                   ------      ------        ------        ------        ------        ------
   Net asset value--end of period                              $41.74        $66.50        $52.96        $53.46        $42.15
                                                   ======      ======        ======        ======        ======        ======
Total return                                                   (27.20)%       27.92%        17.36%        29.83%        (3.66)%
Ratios (to average daily net
assets)/Supplemental data
   Net assets at end of period (000 omitted)                 $147,000      $274,368      $244,131      $180,470      $107,591
   Expenses*,(3)                                                 0.74%         0.74%(4)      0.75%         0.75%         0.79%
   Net investment income/(loss)*                                (0.57)%       (0.57)%(5)    (0.44)%       (0.30)%       (0.27)%
   Portfolio turnover                                             107%(4)        70%(4)       113%(4)       103%(2)        95%(2)

   -------------------
   *The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

   Net investment income (loss) per share                      ($0.34)       ($0.23)       ($0.01)           --            --
   Ratios (to average net assets)
   Expenses(3)                                                   0.78%         0.74%(5)      0.76%           --            --
   Net investment income (loss)(3)                              (0.61)%       (0.57)%(5)    (0.45)%          --            --

(1) Calculated based on average shares outstanding.
(2) Portfolio turnover represents activity while the fund was making investments directly in securities.
(3) Includes the fund's share of Standish Small Cap Equity Portfolio's allocated expenses for the years ended September 30, 1999 and 1998, the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.
(4) Represents the unaudited theoretical portfolio turnover rate of the fund for the year ended December 31, 1996 had the fund not contributed its assets to Standish SmallCap Equity Portfolio on May 3, 1996. The portfolio turnover rate of the fund for the period from January 1, 1996 to May 2, 1996 was 28%. The portfolio turnover rate of Standish Small Cap Equity Portfolio for the period from May 3, 1996 to December 31, 1996 was 76%. For period after December 31, 1996, information provided is for StandishSmall Cap Equity Portfolio.
(5) Computed on an annualized basis.


                                       19         Standish Group of Equity Funds

--------------------------------------------------------------------------------

Small Cap Growth Fund
(formerly Small Capitalization Equity Fund II)

                                                           Fiscal year ended       Nine months      December 23(2) to
                                                             September 30,     ended September 30,     December 31,
                                                            1999     1998(1)          1997(1)              1996
                                                           -----------------
Net asset value--beginning of period                                 $29.12           $20.39              $20.00
                                                                     ------           ------              ------
Income from investment operations
   Net investment income (loss)*                                      (0.07)           $0.03               $0.00
   Net realized and unrealized gain (loss)                            (5.01)           $8.71                0.39
                                                                     ------           ------              ------
   Total from investment operations                                   (5.08)           $8.74               $0.39
                                                                     ------           ------              ------

Less distributions declared to shareholders
   From net investment income                                         (0.04)           (0.01)                 --
   From realized gain on investment                                   (0.54)              --                  --
   In excess of net realized gain on investment                       (1.24)              --                  --
                                                                     ------           ------              ------

   Total distributions                                                (1.82)          ($0.01)                 --

   Net asset value--end of period                                    $22.22           $29.12              $20.39
                                                                     ======           ======              ======
Total return                                                         (17.84)%          42.94%                N/A(6)
Ratios (to average daily net assets)/Supplemental data
   Net assets at end of period (000 omitted)                        $11,944           $6,314                $484
   Expenses(3)                                                         0.58%            0.00%(5)             N/A(6)
   Net investment income (loss)*                                      (0.25)            0.49%(5)             N/A(6)
   Portfolio turnover(4)                                                147%             122%                 --

   -------------------
   *The investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and reimbursed the fund for all or a portion of its operating expenses. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:

   Net investment income (loss) per share                            ($0.42)          ($0.25)                N/A(6)
   Ratios (to average net assets)
   Expenses                                                            1.94%            3.56%(5)             N/A(6)
   Net investment income                                              (1.61)%          (3.07)%(5)            N/A(6)

(1) Calculated based on average shares outstanding.
(2) Commencement of operations
(3) Includes the fund's share of Standish Small Capitalization Equity Portfolio II's allocated expenses for the periods since commencement of operations.
(4) The portfolio turnover provided is for Standish Small Capitalization Equity Portfolio II.
(5) Computed on an annualized basis.
(6) Amounts are not meaningful due to the short period of operations.


Standish Group of Equity Funds         20

--------------------------------------------------------------------------------

International Equity Fund

                                                       Fiscal year ended   Nine months ended
                                                         September 30,        September 30,        Fiscal year ended December 31,
                                                      -------------------                        ---------------------------------
                                                        1999       1998          1997(1)          1996         1995         1994
Net asset value--beginning of period                              $23.57         $23.25          $23.54       $23.12       $26.74
                                                       ------     ------         ------          ------       ------       ------
Income from investment operations
   Net investment income*                                           0.32           0.39            0.47         0.04         0.21
   Net realized and unrealized gain (loss)                         (1.17)          1.44            1.28         0.45        (2.08)
                                                       ------     ------         ------          ------       ------       ------
   Total from investment operations                                (0.85)          1.83            1.75         0.49        (1.87)
                                                       ------     ------         ------          ------       ------       ------

Less distributions declared to shareholders
   From net investment income                                      (0.31)         (0.30)          (0.51)          --        (0.12)
   From net realized gains on investments                          (2.24)         (1.21)          (1.53)       (0.07)       (1.63)
                                                       ------     ------         ------          ------       ------       ------
   Total distributions declared to shareholders                    (2.55)         (1.51)          (2.04)       (0.07)       (1.75)
                                                       ------     ------         ------          ------       ------       ------
   Net asset value--end of period                                 $20.17         $23.57          $23.25       $23.54       $23.12
                                                       ======     ======         ======          ======       ======       ======
Total return                                                       (2.92)%         7.65%           7.44%        2.14%       (6.99)%

Ratios (to average daily net assets)/Supplemental data
   Net assets at end of period (000 omitted)                     $36,816        $49,497         $47,739      $59,473     $104,435
   Expenses*                                                        1.00%          0.84%(2)        0.50%        1.22%        1.23%
   Net investment income*                                           1.30%          1.78%(2)        1.80%        1.76%        1.52%
   Portfolio turnover                                                206%           155%            163%         108%          51%

   -------------------
   *For the periods indicated, the adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                                 $0.22          $0.29           $0.27           --           --
   Ratios (to average net assets)
   Expenses                                                         1.42%          1.42%(2)        1.29%          --           --
   Net investment income                                            0.88%          1.20%(2)        1.01%          --           --

(1) Calculated based on average shares outstanding.
(2) Computed on an annualized basis.


                                       21         Standish Group of Equity Funds

Notes
--------------------------------------------------------------------------------



Standish Group of Equity Funds         22

Notes
--------------------------------------------------------------------------------



                                       23         Standish Group of Equity Funds

Standish, Ayer & Wood, Inc. is an independent investment counseling firm that has been managing assets for institutional investors and high net worth individuals, as well as mutual funds, for more than 65 years. Standish offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For More Information
--------------------------------------------------------------------------------

For investors who want more information about the Standish group of equity funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the funds by contacting the funds at:

Standish Funds
P.O. Box 1407
Boston, MA 02205-1407

Telephone: 1.800.729.0066

Email:
funds@saw.com

Internet:
http://www.standishonline.com

Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

o For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009 Telephone: 1.800.SEC.0330

o     Free from the Commission's Internet website at http://www.sec.gov

[LOGO] STANDISH FUNDS(R)
       One Financial Center
       Boston, MA 02111-2662
       800.729.0066
       www.standishonline.com

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          99-269